EXHIBIT 10.33

                          NETWORK EVENT THEATER, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                  June 24, 1997




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                           NETWORK EVENT THEATER, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                  June 24, 1997

               The parties to this agreement are Warburg, Pincus Emerging Growth Fund, Inc., a Maryland corporation, and Small Company Growth Portfolio of Warburg, Pincus Institutional Fund, Inc., a Maryland corporation ( collectively, "Purchasers"), and Network Event Theater, Inc., a Delaware corporation (the "Company").

               Simultaneously with the execution of this agreement, the Company is issuing and selling to Purchasers an aggregate of 1,015,873 shares of the Company's Common Stock, par value $.01 per share ("Shares"), pursuant to a stock purchase agreement dated June 24, 1997 (the "Stock Purchase Agreement"). As a condition to purchasing the Shares, the Purchasers have required that the Company grant them registration rights as set forth in this agreement.

               Accordingly, the parties agree as follows:

               1. Registration.

                    1.1 As promptly as practicable after the date of this agreement the Company shall file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form (the
"Registration Statement") covering all of the Shares issued to Purchasers pursuant to the Stock Purchase Agreement and the Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter and to cause the Shares to be registered and qualified under the securities laws of such jurisdictions as Purchasers may reasonably request. The Company shall keep Purchasers advised in a prompt manner with respect to the status of the registration and qualification of Purchasers' Shares.

                    1.2 The Company shall take all actions necessary to keep the registration and qualification pursuant to section 1.1 effective until the earlier of (a) the date Purchasers have sold all of the Shares purchased by them pursuant to the Stock Purchase Agreement and (b) the date Purchasers receive an opinion of counsel to the Company that all of the Shares purchased by them pursuant to the Stock Purchase Agreement may be sold in a single transaction without registration under the Securities Act of 1933, as amended (the "Securities Act"). In that connection, the Company shall prepare and file with the Commission any amendments and prospectus supplements, including post-effective amendments, to the Registration Statement that are necessary or the Company determines may be appropriate, and the Company shall use its best efforts to have such post-effective amendments declared effective as promptly as practicable. The Company shall notify Purchasers promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when it has




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become effective;  until such amendment becomes effective,  the Purchasers shall refrain from making sales of any of the Shares.

                    1.3 The Company shall furnish such number of prospectuses in conformity with the requirements of the Securities Act and such other documents as Purchasers from time to time may reasonably request in connection with the sale of their Shares. The Company shall cause all Purchasers' Shares to be listed upon each securities exchange upon which Shares are then listed and to obtain all necessary approvals from The Nasdaq Stock Market for trading thereon.

                    1.4 All registration expenses incurred in connection with registration of Purchasers' Shares pursuant to this agreement shall be borne by the Company. All selling expenses shall be borne by Purchasers (pro rata on the basis of the number of Shares sold or in such other manner as they may agree upon between themselves). For this purpose (a) the term "registration expenses" means all expenses incurred by the Company in connection with registration of the Shares under the Securities Act, including, without limitation, all federal and state registration, qualification and filing fees; printing expenses; fees and disbursements of counsel for the Company; and blue sky fees and expenses, and (b) the term "selling expenses" means all fees and disbursements of counsel for the Purchasers, any transfer taxes, and all underwriting discounts and selling commissions applicable to the sale of Purchasers' Shares.

                    1.5 Each Purchaser shall furnish to the Company such information regarding that Purchaser and the distribution proposed by that Purchaser as the Company may reasonably request in connection with the registration of the Shares under the Securities Act.

               2. Indemnification.

                    2.1 The Company's Indemnification of Purchasers. The Company shall indemnify each Purchaser, and each of that Purchaser's officers and directors, and each person who controls that Purchaser within the meaning of the Securities Act, against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities (or actions in respect of) arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any registration of that Purchaser's Shares under the Securities Act or any related qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") or state securities laws applicable to the Company; and the Company shall pay as incurred any legal and any other expenses reasonably incurred by any indemnified party in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this section 2.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further,


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that the  Company  shall not be liable in any such case to the  extent  that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission which occurs in reliance upon and in conformity with written information furnished to the Company by that Purchaser or controlling person and stated to be for use in such prospectus or other document.

                    2.2 Purchasers' Indemnification of the Company. Each Purchaser shall indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related such Registration Statement), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by that Purchaser of any rule or regulation promulgated under the Securities Act, the Exchange Act, or state securities laws applicable to that Purchaser, and that Purchaser shall pay as incurred any legal and any other expenses reasonably incurred by any such indemnified party in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but with respect to an untrue statement or omission, only to the extent that the untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus or other document in reliance upon and in conformity with written information furnished to the Company by that Purchaser and stated to be specifically for use in such prospectus or other document, provided, however, that each Purchaser's liability under this Section 2.2 shall not exceed that Purchaser's net proceeds from the offering of Shares made in connection with the registration of that Purchaser's Shares; and provided, further, that the indemnity contained in this Section 2.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without that Purchaser's consent (which consent shall not be unreasonably withheld).

                    2.3 Indemnification Procedures. Promptly after receipt by a party entitled to indemnification under this section 2 (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against a party providing indemnification under this section 2 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement of the action and generally summarize the nature of the action. If any claim or demand is asserted against an Indemnified Party by a third party, the Indemnified Party shall give the Indemnifying Party written notice of the claim or demand as promptly as reasonably practicable after receipt and the Indemnifying Party shall have the right to assume the defense of the claim with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party, but the Indemnifying Party shall not settle the claim without the consent of the Indemnified Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, a failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from its indemnification obligations unless such Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall have the right to select separate counsel for the defense of the claim, at the expense of the Indemnifying Party, if the Indemnifying Party and the Indemnified Party have conflicting interests with respect to the claim.


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                    2.4  Contribution.  If for any  reason  the  indemnification provided for in this section 2 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Party and the Indemnifying Party and the relative fault of the Indemnifying Party and Indemnified Party in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that each Purchaser's liability under this section 2 shall not exceed that Purchaser's net proceeds from the offering of Shares made in connection with the registration. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party and the
parties'  relative  intent,  knowledge,   access  to  information  supplied  the
Indemnifying Party or Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

               3. Miscellaneous.

                    3.1 Entire Agreement. This agreement and the Stock Purchase Agreement contain a complete statement of all of the terms of the arrangements among the parties with respect to their subject matter, supersede any previous agreements and understandings between the parties with respect to those matters, and cannot be changed or terminated orally. Except as specifically set forth in this agreement, there are no representations or warranties by any party in connection with the transactions contemplated by this agreement.

                    3.2 Governing Law. Except to the extent that the General Corporation Law of Delaware applies to matters related to the internal governance of the Company, this agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

                    3.3 Expenses. The Company and the Purchasers will each bear their respective legal and other fees and expenses in connection with the negotiation and documentation of this agreement.

                    3.4 Headings. The section headings of this agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this agreement.

                    3.5 Notices. Any notice required or permitted under this agreement shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, 24


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hours after  facsimile  transmission  (receipt  acknowledged by Purchaser or the
Company, as the case may be), one day after deposit with a nationally recognized overnight courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision) (a) if to the Company, to Network Event Theater, Inc.,149 Fifth Avenue, New York, N.Y. 10011,
Attention: Chairman (fax: 212-779-9190); with a copy to Bertram A. Abrams, Esq., Proskauer Rose LLP, 1585 Broadway, New York, New York 10036; and (b) if to any Purchaser, to it at 466 Lexington Avenue, New York, New York, 10017, Attention:
Eugene P. Grace, c/o Warburg, Pincus Counsellors, Inc. (fax: 212-878-9351); with copy to Daniel D. Rubino, Esq., Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022 (fax: 212-821-8111).

                    3.6 Jurisdiction. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy among them arising under or in connection with this agreement and, by execution and delivery of this agreement, each of the parties to this agreement submits to the jurisdiction of those courts, including, but not limited to, the in personam and subject matter jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with section 3.5) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this agreement.

                                      Network Event Theater, Inc.


                                            By:/S/ Harlan D. Peltz
                                            -----------------------------
                                              Chairman of the Board and
                                               Chief Executive Officer

                                      WARBURG, PINCUS EMERGING GROWTH FUND, INC.


                                            By:/s/ Eugene P. Grace
                                            -----------------------------
                                            Name:  Eugene P. Grace
                                            Title: Vice President and Secretary


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                                     WARBURG, PINCUS INSTITUTIONAL FUND, INC.,
                                     on behalf of Small Company Growth Portfolio


                                            By:/s/ Eugene P. Grace
                                            -----------------------------
                                            Name:  Eugene P. Grace
                                            Title: Vice President and Secretary


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